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                                                               Exhibit 10.3.1.e
                              WAIVER AND AGREEMENT
                              --------------------


                  WAIVER AND AGREEMENT (this "Waiver"), dated as of December 29, 1998, to the Credit Agreement, dated as of March 8, 1996, by and among Telxon Corporation (the "Borrower"), the Lenders party thereto, and The Bank of New York, as Issuer, Swing Line Lender and Agent (as amended, the "AGREEMENT").

                                    RECITALS
                                    --------

I. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement.

II. The Borrower has requested that the Agent and the Lenders agree to waive compliance by the Borrower with certain provisions of the Agreement upon the terms and conditions contained herein.

                  Accordingly, in consideration of the Recitals and the covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Agent and the Required Lenders hereby agree as follows:

                  1. WAIVERS. Subject to satisfaction of the conditions to effectiveness set forth in Section 3 below, the Required Lenders hereby waive compliance by the Borrower with the provisions of Section 7.13 of the Agreement for the period (the "Waiver Period") from the Effective Date (as defined in Section 3 hereof) until the earlier of (x) February 15, 1999 and (y) the date of the delivery by the Borrower of the financial statements required by Section 7.7(b) of the Agreement for the Borrower's fiscal quarter ending December 31, 1998, together with the associated compliance certificate required by Section 7.7(d) of the Agreement. In addition, during the Waiver Period the Required Lenders hereby waive any Defaults or Events of Default currently existing under Sections 7.7 and 7.13 of the Agreement in respect of the fiscal quarter of the Borrower ending September 30, 1998 and any other Defaults or Events of Default arising solely by reason of the restatement of the Borrower's financial statements for such quarter. Unless otherwise agreed to by the Required Lenders in writing, upon the expiration of the Waiver Period, the waivers provided for herein

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         shall be of no further force or effect and the Lenders may exercise any and all rights and remedies available to any of them under the Agreement, the other Loan Documents or applicable law.

                  2. AGREEMENTS BY THE BORROWER. Anything in the Agreement to the contrary notwithstanding, in consideration of the waivers set forth above, the Borrower hereby agree as follows during the Waiver Period:

                           (i) The aggregate Revolving Credit Exposure shall not
                  at any time exceed the lesser of (x) $60,000,000 and (y) the sum of (I) 85% of an amount equal to Eligible Accounts Receivable MINUS $8,000,000 and (II) 25% of the Eligible Inventory.

                           (ii) All Loans made during the Waiver Period shall be
                  made only as ABR Advances and each outstanding Eurodollar Advance shall convert to an ABR Advance on the last day of the Interest Period in respect thereof. The Applicable Margin in respect of all ABR Advances shall be increased to 2.00% and the rate at which the Commitment Fee is payable pursuant to
                  Section 3.11 of the Agreement shall be increased to 0.625% per annum.

                           (iii) The Borrower consents to the occurrences of the
                  Perfection Date and to the filing of the Notice Documents at any time on or after the Effective Date.

                           (iv) The Borrower agrees that it will not make any
                  payments in respect of the outstanding principal amount of the Bank One Credit Line and will not agree to any amendment or modification thereof other than extensions of the maturity thereof and the consent contemplated by Section 3(v) hereof.

                           (v) The Borrower agrees that it will not make or
                  permit any of its Subsidiaries to make any Re-

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                  stricted Payments other than those permitted by clause (a) of
                  Section 8.6 of the Agreement.

                           (vi) The Borrower agrees, without limiting any
                  restrictions thereon currently contained in the Agreement, that it will not make any Dispositions, Investments or Acquisitions outside the ordinary course of its business except as described on Schedule 1 hereto.

                           (vii) The Borrower agrees to furnish to the Agent and
                  each Lender (x) no later than Tuesday of each week a report setting forth in reasonable detail the Borrower's sources and uses of cash for the preceding calendar week and a forecast of the Borrower's sources and uses of cash for the week during which such report is furnished and (y) no later than fifteen Business Days after the end of each month an accounts receivable aging report, the balance of such accounts receivable owing from each of the top twenty customers of the Borrower and an inventory report, in each case in such form as may be reasonably acceptable to the Required Lenders.

                  The Borrower agrees that any violation of its agreements set forth above shall constitute a Default under the Agreement. Unless otherwise agreed to in writing by the Borrower, the foregoing agreements of the Borrower shall be of no further force or effect upon the expiration of the Waiver Period.

                  3. EFFECTIVE DATE. Paragraph 1 and 2 of this Waiver shall not be effective until such date (the "Effective Date") as each of the following conditions shall have been satisfied:

                           (i) The Agent or the Borrower shall have received
                  counterparts of this Amendment executed by the Required Lenders and the current Guarantors.

                           (ii) The Borrower shall have paid the reasonable fees
                  and disbursements of Special Counsel which

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                  shall have accrued up to, and properly invoiced to the
                  Borrower no later than, the Effective Date.

                           (iii) On and as of the Effective Date after giving
                  effect to this Waiver, there shall exist no Default or Event of Default, and all of the representations and warranties of the Loan Parties contained in the Loan Documents shall be true and correct with the same effect as though such representations and warranties had been made on the Effective Date.

                           (iv) The Borrower shall have reduced the Aggregate
                  Revolving Commitment Amount to $75,000,000 pursuant to Section
                  2.7 of the Agreement.

                           (v) Bank One shall have consented to the waivers and
                  agreements contemplated hereby with respect to the Bank One Credit Line.

                           (vi) The Borrower shall have paid to each Lender that
                  has executed a counterpart of this Waiver on or prior to the Effective Date a consent fee equal to 0.40% of such Lender's Revolving Commitment Amount (after giving effect to the reduction referred to in clause (iv) above).

                  4. AFFIRMATION. On each of the date hereof and the Effective Date, the Borrower hereby (a) reaffirms and admits the validity and enforceability of the Loan Documents and all of its obligations thereunder, (b) agrees and admits that it has no defenses to or offsets against any such obligations, and (c) represents and warrants that after giving effect hereto, no Default or Event of Default has occurred and is continuing, and that each of the representations and warranties made by it in the Agreement is true and correct with the same effect as though such representation and warranty had been made on such date.

                  5. WAIVERS LIMITED. In all other respects, the Loan Documents shall remain in full force and effect, and no waiver or amend-

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         ment in respect of any term or condition of any Loan Document contained herein shall be deemed to be a waiver or amendment in respect of any other term or condition contained in any Loan Document.

                  6. COUNTERPARTS. This Waiver may be executed in any number of counterparts all of which, taken together shall constitute one waiver. In making proof of this waiver, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.


                  7. GOVERNING LAW. THIS WAIVER IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.


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                  AS EVIDENCE of the agreement by the parties hereto to the
terms and conditions herein contained, each such party has caused this Waiver to be executed on its behalf.

                         TELXON CORPORATION

                         By:  /s/ Kenneth W. Haver
                            ------------------------------------------
                         Name:  Kenneth W. Haver
                              ----------------------------------------
                         Title:  SR. V. P. & Chief Financial Officer
                                --------------------------------------

                         THE BANK OF NEW YORK, as Agent

                         By:  /s/ Robert J. Joyce
                            -------------------------------------------
                         Name:  Robert J. Joyce
                              ------------------------------------------
                         Title:           VP
                               ------------------------------------------



Each of the following Lenders consents to the execution and delivery of this Waiver by the Agent, hereby directs the Agent to so execute and deliver this Waiver and agrees to all of the terms and conditions hereof:

THE BANK OF NEW YORK
in its capacity as a Lender, as the
Issuer and as the Swing Line Lender

By:  /s/ Robert J. Joyce
   ---------------------------------
Name:  Robert J. Joyce
     -------------------------------
Title:  VP
     -------------------------------


BANK ONE, NA fka
BANK ONE, AKRON, N.A.

By:  /s/ Susan D. Steiger
   ---------------------------------
Name:  Susan D. Steiger
     -------------------------------
Title:  Vice President
     -------------------------------


COMERICA BANK

By:  /s/ Jeffrey J. Judge
    --------------------------------
Name:  Jeffrey J. Judge
     -------------------------------
Title:  Vice President
     -------------------------------

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THE HUNTINGTON NATIONAL BANK

By:  /s/ Christine C. Gencer
  -----------------------------
Name:  Christine C. Gencer
     --------------------------
Title:  Vice President
      -------------------------



PNC BANK, N.A.

By:  /s/ Bryon A. Pike
  -----------------------------
Name:  Bryon A. Pike
     --------------------------
Title:  Vice President
      -------------------------



SOCIETE GENERALE

By:  /s/ Joseph A. Philbin
  -----------------------------
Name:
     --------------------------
Title:
      -------------------------



U.S. BANK NATIONAL ASSOCIATION

By:  /s/ Jack L. Quitmeyer
  -----------------------------
Name:  Jack L. Quitmeyer
     --------------------------
Title:  Vice President
      -------------------------


THE INDUSTRIAL BANK OF JAPAN, LIMITED

By:  /s/ Walter R. Wolff
  -----------------------------
Name:  Walter R. Wolff
     --------------------------
Title:  Joint General Manager
      -------------------------


Each of the Guarantors acknowledges the execution and delivery of this Waiver by the Agent and by signing below, indicates its reaffirmation of the Guarantor Obligations (as such term is defined in the Subsidiary Guaranty):



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PTC AIRCO, INC.

By:  /S/ Kenneth W. Haver
  -------------------------------------------
Name:  Kenneth W. Haver
    -----------------------------------------
Title:  Sr. V. P. & Chief Financial Officer
      ---------------------------------------



META HOLDING CORPORATION

By:  /S/ Kenneth W. Haver
  -------------------------------------------
Name:  Kenneth W. Haver
    -----------------------------------------
Title:  Sr. V. P. & Chief Financial Officer
      ---------------------------------------



TELETRANSACTION, INC.

By:  /S/ Kenneth W. Haver
  -------------------------------------------
Name:  Kenneth W. Haver
    -----------------------------------------
Title:  Sr. V. P. & Chief Financial Officer
      ---------------------------------------



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